Summary Prospectus

January 31, 2011

Turner Medical Sciences Long/Short Fund

• Class C Shares (TMSCX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2011, are incorporated by reference into this summary prospectus.

Ticker Symbol — TMSCX – Class C

CUSIP — 900297573 – Class C

Fund Number — 3588 – Class C

Investment Objective

The Turner Medical Sciences Long/Short Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class C Shares
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class C Shares
Investment Advisory Fees	1.50%
Distribution (12b-1) Fees	0.75%
Other Expenses	0.85%[1]
Shareholder Servicing Fees	0.25%
Acquired Fund Fees and Expenses	0.03%[2]
Total Annual Fund Operating Expenses	3.13%
Fee Waivers and Expense Reimbursements	(0.18)%[3]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	2.95%

1  "Other Expenses" are based on estimated amounts for the current fiscal year.

2  Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

3  Turner Investment Partners, Inc. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the Fund's "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Class C Shares from exceeding 2.95%, through February 2, 2012. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to February 2, 2012. Turner may discontinue this arrangement at any time after February 2, 2012.

TURNER MEDICAL SCIENCES LONG/SHORT FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Turner Medical Sciences Long/Short Fund — Class C Shares	$398	$949

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Turner Medical Sciences Long/Short Fund — Class C Shares	$298	$949

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the Fund's performance.

Principal Strategy

The Turner Medical Sciences Long/Short Fund invests primarily (at least 80% of its net assets) in stocks of companies engaged in the health care sector using a long/short growth strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Primarily, the Fund takes long positions in those equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. The Fund's holdings may generally range from small companies with over $250 million in market capitalization at the time of purchase to larger, established firms in the health care industry. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. Investments may also be made in other sectors of the equity markets.

It is anticipated that the Fund will typically hold between 15 and 75 securities long, and between 15 and 75 securities short, with a typical allocation generally resulting in a net long exposure, although there can be no assurance that will be the case.

The Fund may invest and trade, both long and short, in a broad range of domestic and foreign equities (including, common stock, preferred stock, or securities convertible into common stock). The Fund's investments in foreign stocks may include emerging market securities.

The Fund will buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund is subject to the risks associated with health care-related companies. Many health care-related companies are smaller and less seasoned than companies in other sectors. Health care-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many health care-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.

The Fund is subject to the risks associated with selling securities short. A short sale results in a loss if the price of the securities sold short increases. In a generally rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value.

The Fund is subject to the risk that small, medium and large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small capitalization stock prices may be more volatile than those of larger companies. The Fund invests long in companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time and short in securities of companies that Turner believes are overpriced in relation to their fundamental value and will likely depreciate over time.

The Fund is subject to risks due to its foreign investments. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities.

TURNER MEDICAL SCIENCES LONG/SHORT FUND

Performance Information

Prior to February 2, 2011, the Fund had not yet commenced operations and therefore does not have a performance history.

Management

Investment Adviser

Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser to the Medical Sciences Long/Short Fund.

Portfolio Managers

Vijay Shankaran, MD, PhD, Security Analyst/Portfolio Manager, is lead manager of the Medical Sciences Long/Short Fund. Mr. Shankaran joined Turner in 2006.

Purchase and Sale of Fund Shares

Investors may not purchase or redeem shares directly. Shares may be purchased or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $2,500 for Class C Shares;

•  The minimum initial investment for the Systematic Investment Plan is $1,000 for Class C Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $2,000 for Class C Shares.

Minimum Subsequent Investments

•  $50 for Class C Shares; and

•  $50 for Class C Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TURNER MEDICAL SCIENCES LONG/SHORT FUND

TUR-SP-19-02